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                                  EXHIBIT 24.1

                                POWER OF ATTORNEY




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                                POWER OF ATTORNEY


Each director of Smithtown Bancorp, Inc. (the "Company") whose signature appears below, hereby appoints Bradley E. Rock, as his or her attorney to sign, in his or her name and behalf and in any and all capacities stated below, the Company's Registration Statement on Form S-8 (the "Registration Statement(s)") for the registration of securities in connection with the participation of directors and employees in and acquisition of securities through the Company's Restricted Stock Plan and likewise to sign any and all amendments and other documents relating thereto as shall be necessary to cause the Registration Statement(s) to become effective (including post-effective amendments) and to sign any and all such documents upon the advice of legal counsel to carry out the exercise and sale of the restricted shares, each such person hereby granting to each such attorney power to act with or without the other and full power of substitution and revocation and hereby ratifying all of that any such attorney or his substitute may do by virtue hereof. This Power of Attorney has been signed by the following persons in the capacities indicated on the 13th day of May 2005.

Signature                                                                       Title
-----------                                                                     ------

/s/ Bradley E. Rock                                                             Director
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Bradley E. Rock


/s/ Patrick A. Given                                                            Director
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Patrick A. Given


/s/ Sanford C. Scheman                                                          Director
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Sanford C. Scheman


/s/ Patricia C. Delaney                                                         Director
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Patricia C. Delaney


/s/ Robert W. Scherdel                                                          Director
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Robert W. Scherdel


/s/ Hyukmun Kwon                                                                Director
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Hyukmun Kwon


/s/ Augusta Kemper                                                              Director
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Augusta Kemper


/s/ Barry M. Seigerman                                                          Director
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Barry M. Seigerman


/s/ Manny Schwartz                                                              Director
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Manny Schwartz